Exhibit 99.1

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

THE BOARD OF DIRECTORS BIO QUANT, Inc.

We have audited the accompanying balance sheets of Bio-Quant, Inc. as of December 31, 2008 and 2007 and the related statements of operations, stockholders equity and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform our audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Company as of December 31, 2008 and 2007 and the results of its’ operations and its’ stockholders equity and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

As referred to in Note 10 to the financial statements, the company has restated these financial statements since it has determined that it was not required to record a beneficial conversion feature for common stock warrants issued treated as equity, and to correct certain other errors.

Gruber & Company LLC

Lake St. Louis Missouri

May 15, 2009, except for the effects on the financial statements of the restatement described in Note 10, as to which the date is November 30, 2009.

Bio-Quant, Inc
Balance Sheets
RESTATED

	December 31,
	2008	2007
Assets
Current Assets
Cash and Cash Equivalents	$163,897	$815,700
Accounts Receivable, net	378,284	633,153
Inventory	201,013	141,138
Prepaid Expenses & Other Current Assets	22,543	25,423
Total Current Assets	765,737	1,615,414

Fixed Assets	737,664	380,056
Deposits	26,972	21,525

Total Assets	$1,530,373	$2,016,995

Liabilities & Stockholders' Equity (Deficit)
Current Liabilities
Accounts Payable and Accrued Expenses	$525,684	$361,419
Related Party Payable	130,000	130,000
Total Current Liabilities	655,684	491,419

Non-Current Liabilities
Long Term Debt	8,900	8,900
Total Non-Current Liabilities	8,900	8,900

Total Liabilities	664,584	500,319

Commitments & Contingencies	-	-

Stockholders' Equity (Deficit)
Preferred Stock, $0.001 par value, 10,000,000 shares
authorized; 0 shares issued and outstanding	$-	$-
Common Stock, $0.01 par value, 150,000,000 shares
authorized; 3,410 and 3,277 shares issued and outstanding,
respectively	34	33
Additional Paid-in Capital	2,893,349	2,187,600
Retained Deficit	(2,027,594)	(670,957)
Total Stockholders' Equity (Deficit)	865,789	1,516,676

Total Liabilities & Stockholders' Equity (Deficit)	$1,530,373	$2,016,995

The accompanying notes are an integral part of these financial statements

Bio-Quant, Inc
Statements of Operations
RESTATED

	For The Year Ended
	December 31,
	2008	2007

Revenues	$5,040,776	$4,901,473

Cost of Sales	3,006,537	2,337,049

Gross Profit	2,034,239	2,564,424

Operating Expenses
Wages and Related Benefits	1,236,312	929,755
Rental Expenses	364,155	321,840
Selling, General and Administrative	1,790,409	1,270,481
Total Operating Expenses	3,390,876	2,522,076

Net Income (Loss)	$(1,356,637)	$42,348

Net Income per Share
Basic	$(405.69)	$13.47
Diluted	$(405.69)	$13.47

Number of Shares Used in Per Share Calculations
Basic	3,344	3,145
Diluted	3,344	3,145

The accompanying notes are an integral part of these financial statements

Bio-Quant, Inc.
Statements of Stockholders' Equity (Deficit)
RESTATED

	Common Stock
	Number of	Par Value ($0.01)	Additional Paid-	Retained
	Shares	Amount	In-Capital	Earnings (Deficit)	Total
Balance at December 31, 2006	3,013	$30	$1,117,603	$(713,305)	404,328
Common Stock Issued for Cash	189	2	769,998	-	770,000
Common Stock Issued for Conversion of Debt	75	1	299,999		300,000
Net Profit	-	-	-	42,348	42,348
Balance at December 31, 2007	3,277	$33	$2,187,600	$(670,957)	$1,516,676
Common Stock Issued for Cash	56	-	313,500	-	313,500
Common Stock Issued for Services	65	1	391,789	-	391,790
Common Stock Issued for Cash for the Exercise of
Warrants	12	-	460	-	460
Net Loss	-	-	-	(1,356,637)	(1,356,637)
Balance at December 31, 2008	3,410	$34	$2,893,349	$(2,027,594)	$865,789

The accompanying notes are an integral part of these financial statements

Bio-Quant, Inc
Statements of Cash Flows
RESTATED

	For The Year Ended
	December 31,
	2008	2007
Cash Flows from Operating Activities
Net Income (Loss)	$(1,356,637)	$42,348

Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation	192,700	76,497
Stock Based Compensation	392,250	-

Changes in operating assets and liabilities:
Accounts Receivable	254,869	(173,493)
Inventory	(59,875)	(14,422)
Prepaid Expenses & Other Current Assets	2,880	13,451
Deposits	(5,447)	32,185
Accounts Payable and Accrued Expenses	164,265	279,473

Net Cash Used in Operating Activities	(414,995)	256,039

Cash Flows from Investing Activities
Purchase of Fixed Assets	(550,308)	(299,938)

Net Cash Used in Investing Activities	(550,308)	(299,938)

Cash Flows from Financing Activities
Proceeds from Issuance of Common Stock	313,500	770,000
Proceeds from Long Term Debt	-	5,900

Net Cash Provided by Financing Activities	313,500	775,900

Net Increase (Decrease) in Cash	(651,803)	732,001

Cash Beginning of Period	815,700	83,699

Cash End of Year	$163,897	$815,700

BIO-QUANT, INC.
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2008 AND 2007
RESTATED

NOTE 1 – ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Organization and Line of Business

Bio-Quant is a contract research organization for in-vitro and in-vivo contract drug discovery and pre-clinical development services located in San Diego, California. Bio-Quant conducts non GLP drug discovery research services specializing in oncology, inflammation, immunology, and diabetes. Bio-Quant's functional proprietary high throughput screening capabilities provide customers with a rapid and unique way to discover lead compounds directed to inhibit direct cell function.

The Company was founded on May 5, 1995 as Tintic Coalition Mines Corporation in Salt Lake City, Utah. The Company was engaged in mining operations. In 2001, the Company changed its name to Bio-Quant, Inc.

Basis of Presentation

The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America.

Accounts Receivable

Accounts receivable are reported at the customers’ outstanding balances less any allowance for doubtful accounts.

The allowance for doubtful accounts is charged to income in amounts sufficient to maintain the allowance for uncollectible accounts at a level management believes is adequate to cover any probable losses. As of December 31, 2008 and 2007, the Company had a provision for doubtful accounts totaling $25,000.

Inventories

Inventories are stated at the lower of cost or market. Cost is computed on a weighted-average basis, which approximates the first-in, first-out method; market is based upon estimated replacement costs. Inventory consists of cell vials.

Stock Reverse

In April of 2009 the Company effectuated a 4,000 to 1 reverse stock split. The financial statements have been adjusted for all periods presented to reflect this split.

Stock Based Compensation

SFAS No. 123, “Accounting for Stock-Based Compensation,” establishes and encourages the use of the fair value based method of accounting for stock-based compensation arrangements under which compensation cost is determined using the fair value of stock-based compensation determined as of the date of grant and is recognized over the periods in which the related services are rendered. For stock based compensation the Company recognizes an expense in accordance with SFAS No. 123 and values the equity securities based on the fair value of the security on the date of grant. Stock option awards are valued using the Black-Scholes option-pricing model.

As there is no trading history and the Company securities are not offered to the public, the Company has determined that the fair value of its stock is the price paid when it raised funds. This price varied from $ .75 per share, pre split to $1.50 per share pre split. In 2007 there was not any stock for services. In 2008 stock for services were recognized equaling $391,790 and is included in the statement of operations under general and administrative expenses.

BIO-QUANT, INC.
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2008 AND 2007
RESTATED

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting periods.

Actual results could differ from these estimates.

Fair Value of Financial Instruments

On January 1, 2008, the Company adopted SFAS No. 157, Fair Value Measurements. SFAS No. 157 defines fair value, establishes a three-level valuation hierarchy for disclosures of fair value measurement and enhances disclosures requirements for fair value measures. The carrying amounts reported in the balance sheets for receivables and current liabilities each qualify as financial instruments and are a reasonable estimate of fair value because of the short period of time between the origination of such instruments and their expected realization and their current market rate of interest. The three levels are defined as follow:

o Level 1 inputs to the valuation methodology are quoted prices (unadjusted) for identical assets or liabilities in active markets. The Company's Level 1 assets include cash equivalents whose carrying value represents fair value because of their short-term maturities of the investments held by these funds.

o Level 2 inputs to the valuation methodology include quoted prices for similar assets and liabilities in active markets, and inputs that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the financial instrument.

o Level 3 inputs to the valuation methodology are unobservable and significant to the fair value measurement.

Cash and Cash Equivalents

For purposes of the statements of cash flows, the Company defines cash equivalents as all highly liquid debt instruments purchased with a maturity of three months or less, plus all certificates of deposit.

Concentration of Credit Risk

Financial instruments, which potentially subject the Company to concentrations of credit risk, consist of cash and cash equivalents and accounts receivables. The Company places its cash with high quality financial institutions and at times may exceed the FDIC $250,000 insurance limit. The Company extends credit based on an evaluation of the customer’s financial condition, generally without collateral. Exposure to losses on receivables is principally dependent on each customer’s financial condition. The Company monitors its exposure for credit losses and maintains allowances for anticipated losses, as required.

Impairment of Long-Lived Assets

SFAS No. 144 requires that long-lived assets to be disposed of by sale, including those of discontinued operations, be measured at the lower of carrying amount or fair value less cost to sell, whether reported in continuing operations or in discontinued operations. SFAS No. 144 broadens the reporting of discontinued operations to include all components of an entity with operations that can be distinguished from the rest of the entity and that will be eliminated from the ongoing operations of the entity in a disposal transaction. SFAS No. 144 also establishes a “primary-asset” approach to determine the cash flow estimation period for a group of assets and liabilities that represents the unit of accounting for a long-lived asset to be held and used.

Revenue recognition

The Company recognizes revenue including multiple element arrangements, in accordance with the provisions of the Securities and Exchange Commission’s (“SEC”) Staff Accounting Bulletin (“SAB”) No. 104, Revenue Recognition and the Financial Accounting Standards Board’s (“FASB”) Emerging Issues Task Force (“EITF”) 00-21, Revenue Agreements with Multiple Deliverable s. Revenues from the sale of the Company’s products are recognized when persuasive evidence of an arrangement exists, delivery has occurred (or services have been rendered), the price is fixed or determinable, and collectability is reasonably assured. The Company generally ships products F.O.B. shipping point. There is no conditional evaluation on any product sold and recognized as revenue. Amounts billed in excess of revenue recognized are recorded as deferred revenue on the balance sheet.

BIO-QUANT, INC.
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2008 AND 2007
RESTATED

The Company’s sales include Contract Services, Sales Kits and Housing Services. Contract services include in-vitro and in-vivo testing and these services are billed 50% upfront and 50% on completion which is determined upon delivery of data/reports to the client. Revenue on contract services is recognized on delivery. Sales Kits include pre packed diagnostics and research kits are billed and revenue recognized on shipment. Housing Services include services for animal storage and are billed and revenue recognized on a monthly basis.

Advertising Costs

Theses costs are expensed as incurred.

Research and Development Costs

Expenditures for research & development are expensed as incurred. Such costs are required to be expensed until the point that technological feasibility is established. The Company incurred $61,188 and $33,212 development costs for the years ended December 31, 2008 and 2007 respectively.

Income Taxes

The Company accounts for income taxes using the liability method as required by Statement of Financial Accounting Standards ("FASB") No. 109, Accounting for Income Taxes ("SFAS 109"). Under this method, deferred tax assets and liabilities are determined based on differences between their financial reporting and tax basis of assets and liabilities. The Company was not required to provide for a provision for income taxes for the periods ended December 31, 2008 and 2007, as a result of net operating losses incurred during the periods. As of December 31, 2008, the Company has available approximately $2,028,000 of net operating losses ("NOL") available for income tax purposes that may be carried forward to offset future taxable income, if any. These carry forwards expire in various years through 2026. At December 31, 2008 and 2007, the Company has deferred tax assets of approximately $791,000 and $262,000 relating to the Company's net operating losses, respectively. The Company's deferred tax asset has been fully reserved by a valuation allowance since realization of its benefit is uncertain. The Company's ability to utilize its NOL carry forwards may be subject to an annual limitation in future periods pursuant to Section 382 of the Internal Revenue Code of 1986, as amended.

The provision for income taxes using the federal and state tax rates as compared to the Company's effective tax rate is summarized as follows:

	December 31,
	2008	2007

Statutory Federal Tax (Benefit) Rate	-34%	-34%
Statutory State Tax (Benefit) Rate	-5%	-5%
Effective Tax (Benefit) Rate	-39%	-39%

Valuation Allowance	39%	39%

Effective Income Tax	0%	0%

Significant components of the Company's deferred tax assets at December 31, 2008 and 2007 are as follows:

BIO-QUANT, INC.
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2008 AND 2007
RESTATED

	December 31,
	2008	2007

Net Operating Loss Carryforward	$2,027,594	$670,957

Deferred Tax Assets	790,762	261,673
Valuation Allowance	(790,762)	(261,673)

Net Deferred Tax Asset	$-	$-

Concentration

During the year ended December 31, 2008, the Company derived approximately 15.1% of its revenue from one client. In 2007 the Company derived 33.5% of its revenue from a total of four clients.

Earnings Per share

The Company reports earnings (loss) per share in accordance with SFAS No. 128, “Earnings per Share.” Basic earnings (loss) per share is computed by dividing income (loss) available to common shareholders by the weighted average number of common shares available. Diluted earnings (loss) per share is computed similar to basic earnings (loss) per share except that the denominator is increased to include the number of additional common shares that would have been outstanding if the potential common shares had been issued and if the additional common shares were dilutive. Diluted earnings (loss) per share has not been presented since the effect of the assumed conversion of options and warrants to purchase common shares would have an anti-dilutive effect.

Recent Accounting Pronouncements

In December 2007, the FASB issued SFAS No. 160, "Noncontrolling Interests in Consolidated Financial Statements", which is an amendment of Accounting Research Bulletin ("ARB") No. 51. This statement clarifies that a noncontrolling interest in a subsidiary is an ownership interest in the consolidated entity that should be reported as equity in the consolidated financial statements. This statement changes the way the consolidated income statement is presented, thus requiring consolidated net income to be reported at amounts that include the amounts attributable to both parent and the noncontrolling interest. This statement is effective for the fiscal years, and interim periods within those fiscal years, beginning on or after December 15, 2008. Based on current conditions, the Company does not expect the adoption of SFAS 160 to have a significant impact on its results of operations or financial position.

In December 2007, the FASB issued SFAS No. 141 (revised 2007), "Business Combinations." This statement replaces FASB Statement No. 141, "Business Combinations." This statement retains the fundamental requirements in SFAS 141 that the acquisition method of accounting (which SFAS 141 called the purchase method) be used for all business combinations and for an acquirer to be identified for each business combination. This statement defines the acquirer as the entity that obtains control of one or more businesses in the business combination and establishes the acquisition date as the date that the acquirer achieves control. This statement requires an acquirer to recognize the assets acquired, the liabilities assumed, and any noncontrolling interest in the acquiree at the acquisition date, measured at their fair values as of that date, with limited exceptions specified in the statement. This statement applies prospectively to business combinations for which the acquisition date is on or after the beginning of the first annual reporting period beginning on or after December 15, 2008. The Company does not expect the adoption of SFAS 160 to have a significant impact on its results of operations or financial position.

BIO-QUANT, INC.
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2008 AND 2007
RESTATED

In March 2008, the FASB issued SFAS No. 161, "Disclosures about Derivative Instruments and Hedging Activities an amendment of FASB Statement No. 133." SFAS 161 changes the disclosure requirements for derivative instruments and hedging activities. Entities are required to provide enhanced disclosures about (a) how and why an entity uses derivative instruments, (b) how derivative instruments and related hedged items are accounted for under SFAS 133 and its related interpretations, and (c) how derivative instruments and related hedged items affect an entity's financial position, financial performance, and cash flows. Based on current conditions, the Company does not expect the adoption of SFAS 161 to have a significant impact on its results of operations or financial position.

In May 2008, the FASB issued SFAS No. 162, "The Hierarchy of Generally Accepted Accounting Principles." SFAS 162 identifies the sources of accounting principles and the framework for selecting the principles to be used in the preparation of financial statements of nongovernmental entities that are presented in conformity with generally accepted accounting principles (GAAP) in the United States (the GAAP hierarchy). SFAS 162 will not have an impact on the Company's financial statements.

In May 2008, the FASB issued SFAS No. 163, "Accounting for Financial Guarantee Insurance Contracts, an interpretation of FASB Statement No. 60." The scope of SFAS 163 is limited to financial guarantee insurance (and reinsurance) contracts, as described in this Statement, issued by enterprises included within the scope of Statement 60. Accordingly, SFAS 163 does not apply to financial guarantee contracts issued by enterprises excluded from the scope of Statement 60 or to some insurance contracts that seem similar to financial guarantee insurance contracts issued by insurance enterprises (such as mortgage guaranty insurance or credit insurance on trade receivables). SFAS 163 also does not apply to financial guarantee insurance contracts that are derivative instruments included within the scope of FASB Statement No. 133, "Accounting for Derivative Instruments and Hedging Activities." SFAS 163 will not have an impact on the Company's financial statements.

NOTE 2 – FIXED ASSETS

At December 31, 2008 and 2007, Fixed Assets consist of the following:

	December 31,
	2008	2007

Scientific Equipment	376,353	282,560
Animals	30,000	30,000
Computer Equipment	65,631	55,247
Computer Software	19,646	18,161
Furniture and Equipment	82,124	66,649
Leasehold Improvements	611,979	182,808
Less: Accumulated Depreciation and Amortization	(448,069)	(255,369)
Net Property & Equipment	$737,664	$380,056

Depreciation and Amortization Expense for the periods ended December 31, 2008 and 2007 was $192,700 and $76,497, respectively.

NOTE 3 – RELATED PARTY PAYABLE

The Company is indebted to one of its officers in the amount of $130,000 for a loan due upon demand at 10% interest. Interest accrued on this note at December 31, 2008 is $56,567 and is included in accounts payable and accrued expenses. Interest expense per year of $13,000 has been reflected in general and administrative expenses.

NOTE 4 – WARRANTS & OPTIONS

Warrants

In 2008 and 2007, the Company obtained equity financing thru the issuance of 245 reverse split adjusted shares of common stock from investors totaling $1,083,500. In conjunction with these equity raises, a total of 135 reverse split adjusted share purchase warrants were provided at exercise prices ranging from $40 to $4,000.

BIO-QUANT, INC.
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2008 AND 2007
RESTATED

At December 31, 2008, the equity share purchase warrants outstanding and expiring dates were as follows:

		Weighted
	Number of	Average Exercise
	Warrants	Price
Outstanding, December 31, 2006	-	$-
Issued	58	$40.00
Exercised	-	$-
Cancelled	-	$-
Outstanding, December 31, 2007	58	$40.00
Granted	89	$3,063.34
Exercised	(12)	$40.00
Cancelled	-	$-
Outstanding, December 31, 2008	135	$2,031.02

Expirys
September-09	32	$40.00
December-09	18	$40.00
January-10	4	$40.00
March-10	3	$40.00
April-10	3	$40.00
July-10	7	$40.00
September-10	1	$80.00
March-12	67	$4,000.00
Total	135	$2,031.02

Stock Options

On January 1, 2002, the Company granted 875, reverse split adjusted, stock options to four Bio-Quant senior managers/owners with vesting periods of three years. For all stock-based compensation awards issued prior to January 1, 2003, the Corporation applied the provisions of APB 25 in accounting for its stock option and award plans. Stock-based compensation plans enacted after December 31, 2002, are accounted for under the provisions of SFAS 123.

At December 31, 2008 and 2007, the equity options outstanding were as follows:

		Weighted
	Number of	Average Exercise
	Options	Price
Outstanding, December 31, 2006	875	$40.00
Issued	-	$-
Exercised	-	$-
Cancelled	-	$-
Outstanding, December 31, 2007	875	$40.00
Granted	-	$-
Exercised	-	$-
Cancelled	-	$-
Outstanding, December 31, 2008	875	$40.00

Exercisable at December 31, 2008	875	$40.00

NOTE 5 – STOCKHOLDERS’ EQUITY

Reverse Split

On May 1, 2009, the Company underwent a 4,000:1 reverse stock split.

BIO-QUANT, INC.
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2008 AND 2007
RESTATED

Common Stock

The Company is authorized to issue 150,000,000 shares of $0.01 par common stock. At December 31, 2008 and 2007, there were 3,410 and 3,277 shares issued and outstanding, respectively.

During the year ended December 31, 2008, the Company issued a total of 133 common shares of which 56 shares were issued for cash totaling $313,500, 65 shares were issued for services totaling $391,790 and 12 shares were issued for exercise of warrants totaling $460.

NOTE 6 – COMMITMENTS AND CONTINGENCIES

The Company has five lease agreements. The first two relate to office and testing space whereby the former commenced January 1, 2007 and expires December 31, 2011 at a monthly base rent of $18,400 per month. The rental space is approximately 11,500 square feet. The latter lease also for testing space commenced November 2008 and ends December 2011 for a monthly base rent of $10,116. The company is also obligated on three leases for equipment equaling $493 per month and expiring in three to five years depending on the lease from January and November 2008. The minimum lease obligations are detailed below:

Minimum Lease
Payments
2009	$348,108
2010	348,108
2011	346,476
2012	4,284
2013	4,284
Thereafter	-
Total	$1,051,260

NOTE 7 – RELATED PARTY TRANSACTION

The Company had two related party transactions. In 2007 the Company issued 75 post split shares to retire an officer loan of $300,000.

The Company is indebted to one of its officers for $130,000 at December 31, 2008 plus accrued interest of $56,567.

The Company purchased pharmaceutical grade prescription drugs from R&D Healthcare, Inc. [R&D Healthcare]. R&D Healthcare is wholly owned by Dr. Bassam Damaj, Bio-Quant’s Chief Executive Officer. During the years ended December 31, 2008 and December 31, 2007, the Company paid approximately $21,000 and $5,000 respectively, to R&D Healthcare for pharmaceutical grade prescription drugs supplied to the Company, which have been reflected in cost of sales.

NOTE 8 – LONG TERM DEBT

The Company is liable for lease deposits over one year on rental of housing services for animal testing.

NOTE 9 – SUBSEQUENT EVENT

The Company has completed an agreement in principle to essentially reverse merge into a public vehicle enabling the Company to be publicly traded. The agreement in essence is an exchange of stock.

BIO-QUANT, INC.
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2008 AND 2007
RESTATED

NOTE 10 - RESTATEMENT

The previously issued financial statements have been restated and the following financial statements line items were affected by this restatement:

Bio-Quant, Inc
Balance Sheets

	December 31, 2007
	As Originally
	Stated	Adjustments		As Restated
Assets
Current Assets
Cash and Cash Equivalents	$815,700	$-		$815,700
Accounts Receivable, net	633,153	-		633,153
Inventory	141,138	-		141,138
Prepaid Expenses & Other Current Assets	25,423	-		25,423
Total Current Assets	1,615,414	-		1,615,414

Fixed Assets	380,056	-		380,056
Deposits	21,525	-		21,525

Total Assets	$2,016,995	$-		$2,016,995

Liabilities & Stockholders' Equity (Deficit)
Current Liabilities
Accounts Payable and Accrued Expenses	$361,419	$-		$361,419
Related Party Payable	130,000	-		130,000
Derivative Liability	22,514	(22,514	)A	-
Total Current Liabilities	513,933	(22,514)		491,419

Non-Current Liabilities
Long Term Debt	8,900	-		8,900
Total Non-Current Liabilities	8,900	-		8,900

Total Liabilities	522,833	(22,514)		500,319

Commitments & Contingencies	-	-		-

Stockholders' Equity (Deficit)
Preferred Stock, $0.001 par value, 10,000,000 shares authorized; 0 shares issued and outstanding	$-	$-		$-
Common Stock, $0.01 par value, 150,000,000 shares authorized; 3,410 and 3,277 shares issued and outstanding, respectively	33	-		33
Additional Paid-in Capital	2,187,600	-		2,187,600
Retained Deficit	(693,471)	22,514	A	(670,957)
Total Stockholders' Equity (Deficit)	1,494,162	22,514		1,516,676

Total Liabilities & Stockholders' Equity (Deficit)	$2,016,995	$-		$2,016,995

BIO-QUANT, INC.
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2008 AND 2007
RESTATED

Bio-Quant, Inc
Statements of Operations

	For The Year Ended December 31, 2007
	As Originally
	Stated	Adjustments		As Restated

Revenues	$4,901,473	$-		$4,901,473

Cost of Sales	2,337,049	-		2,337,049

Gross Profit	2,564,424	-		2,564,424

Operating Expenses
Wages and Related Benefits	929,755	-		929,755
Rental Expenses	321,840	-		321,840
Selling, General and Administrative	1,270,481	-		1,270,481
Derivative Expense	22,514	(22,514	)A	-
Total Operating Expenses	2,544,590	(22,514)		2,522,076

Net Income (Loss) Before Income Taxes	$19,834	$22,514		$42,348

Provision for Income Taxes	-	-		-

Net Income (Loss)	$19,834	$22,514		$42,348

Net Income per Share
Basic	$6.31	$7.16		$13.47
Diluted	$6.31	$7.16		$13.47

Number of Shares Used in Per Share Calculations
Basic	3,145	-		3,145
Diluted	3,145	-		3,145

BIO-QUANT, INC.
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2008 AND 2007
RESTATED

Bio-Quant, Inc
Statements of Cash Flows

	For The Year Ended December 31, 2007
	As Originally
	Stated	Adjustments		As Restated
Cash Flows from Operating Activities
Net Income (Loss)	$19,834	$22,514		$42,348

Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation	76,497	-		76,497
Stock Based Compensation	-	-		-
Derivative Expense	22,514	(22,514	)A	-

Changes in operating assets and liabilities:
Accounts Receivable	(173,493)	-		(173,493)
Inventory	(14,422)	-		(14,422)
Prepaid Expenses & Other Current Assets	13,451	-		13,451
Deposits	32,185	-		32,185
Accounts Payable and Accrued Expenses	279,473	-		279,473

Net Cash Used in Operating Activities	256,039	-		256,039

Cash Flows from Investing Activities
Purchase of Fixed Assets	(299,938)	-		(299,938)

Net Cash Used in Investing Activities	(299,938)	-		(299,938)

Cash Flows from Financing Activities
Proceeds from Issuance of Common Stock	770,000	-		770,000
Proceeds from Long Term Debt	5,900	-		5,900

Net Cash Provided by Financing Activities	775,900	-		775,900

Net Increase (Decrease) in Cash	732,001	-		732,001

Cash Beginning of Period	83,699	-		83,699

Cash End of Year	$815,700	$-		$815,700

BIO-QUANT, INC.
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2008 AND 2007
RESTATED

Bio-Quant, Inc
Balance Sheets

	December 31, 2008
	As Originally
	Stated	Adjustments		As Restated
Assets
Current Assets
Cash and Cash Equivalents	$163,897	$-		$163,897
Accounts Receivable, net	378,284	-		378,284
Inventory	201,013	-		201,013
Prepaid Expenses & Other Current Assets	29,768	(7,225	)B	22,543
Total Current Assets	772,962	(7,225)		765,737

Fixed Assets	737,664	-		737,664
Deposits	51,525	(24,553	)D	26,972

Total Assets	$1,562,151	$(31,778)		$1,530,373

Liabilities & Stockholders' Equity (Deficit)
Current Liabilities
Accounts Payable and Accrued Expenses	$453,455	$72,229	C	$525,684
Related Party Payable	130,000	-		130,000
Derivative Liability	268,357	(268,357	)A	-
Total Current Liabilities	851,812	(196,128)		655,684

Non-Current Liabilities
Long Term Debt	8,900	-		8,900
Total Non-Current Liabilities	8,900	-		8,900

Total Liabilities	860,712	(196,128)		664,584

Commitments & Contingencies	-	-		-

Stockholders' Equity (Deficit)
Preferred Stock, $0.001 par value, 10,000,000 shares authorized; 0 shares issued and outstanding	$-	$-		$-
Common Stock, $0.01 par value, 150,000,000 shares authorized; 3,410 and 3,277 shares issued and outstanding, respectively	34	-		34
Additional Paid-in Capital	2,893,349	-		2,893,349
Retained Deficit	(2,191,944)	164,350		(2,027,594)
Total Stockholders' Equity (Deficit)	701,439	164,350		865,789

Total Liabilities & Stockholders' Equity (Deficit)	$1,562,151	$(31,778)		$1,530,373

BIO-QUANT, INC.
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2008 AND 2007
RESTATED

Bio-Quant, Inc
Statements of Operations

	For The Year Ended December 31, 2008
	As Originally
	Stated	Adjustments		As Restated

Revenues	$5,040,776	$-		$5,040,776

Cost of Sales	3,006,537	-		3,006,537

Gross Profit	2,034,239	-		2,034,239

Operating Expenses
Wages and Related Benefits	1,164,154	72,158	C	1,236,312
Rental Expenses	364,155	-		364,155
Selling, General and Administrative	1,758,560	31,849	B/C/D	1,790,409
Derivative Expense	245,843	(245,843	)A	-
Total Operating Expenses	3,532,712	(141,836)		3,390,876

Net Income (Loss) Before Income Taxes	$(1,498,473)	$141,836		$(1,356,637)

Provision for Income Taxes	-	-		-

Net Income (Loss)	$(1,498,473)	$141,836		$(1,356,637)

Net Income per Share
Basic	$(448.11)	$42.42		$(405.69)
Diluted	$(448.11)	$42.42		$(405.69)

Number of Shares Used in Per Share Calculations
Basic	3,344	-		3,344
Diluted	3,344	-		3,344

BIO-QUANT, INC.
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2008 AND 2007
RESTATED

Bio-Quant, Inc
Statements of Cash Flows

	For The Year Ended December 31, 2008
	As Originally	Adjustments		As Restated
Cash Flows from Operating Activities
Net Income (Loss)	$(1,498,473)	$141,836		$(1,356,637)

Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation	192,700	-		192,700
Stock Based Compensation	392,250	-		392,250
Derivative Expense	245,843	(245,843	)A	-

Changes in operating assets and liabilities:
Accounts Receivable	254,869	-		254,869
Inventory	(59,875)	-		(59,875)
Prepaid Expenses & Other Current Assets	(4,345)	7,225	B	2,880
Deposits	(30,000)	24,553	D	(5,447)
Accounts Payable and Accrued Expenses	92,036	72,229	C	164,265

Net Cash Used in Operating Activities	(414,995)	-		(414,995)

Cash Flows from Investing Activities
Purchase of Fixed Assets	(550,308)	-		(550,308)

Net Cash Used in Investing Activities	(550,308)	-		(550,308)

Cash Flows from Financing Activities
Proceeds from Issuance of Common Stock	313,500	-		313,500
Proceeds from Long Term Debt	-	-		-

Net Cash Provided by Financing Activities	313,500	-		313,500

Net Increase (Decrease) in Cash	(651,803)	-		(651,803)

Cash Beginning of Period	815,700	-		815,700

Cash End of Year	$163,897	$-		$163,897

BIO-QUANT, INC.
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2008 AND 2007
RESTATED

Bio-Quant, Inc.
Statements of Stockholders' Equity (Deficit)

As Originally Stated

	Common Stock
	Number of	Par Value ($0.01)	Additional Paid-	Retained
	Shares	Amount	In-Capital	Earnings (Deficit)	Total
Balance at December 31, 2006	3,013	$30	$1,117,603	$(713,305)	404,328
Common Stock Issued for Cash	189	2	769,998	-	770,000
Common Stock Issued for Conversion of Debt	75	1	299,999		300,000
Net Profit	-	-	-	19,834	19,834
Balance at December 31, 2007	3,277	$33	$2,187,600	$(693,471)	$1,494,162
Common Stock Issued for Cash	56	-	313,500	-	313,500
Common Stock Issued for Services	65	1	391,789	-	391,790
Common Stock Issued for Cash for the Exercise of Warrants	12	-	460	-	460
Net Loss	-	-	-	(1,498,473)	(1,498,473)
Balance at December 31, 2008	3,410	$34	$2,893,349	$(2,191,944)	$701,439

Adjustments

Adjustments at December 31, 2006	-	$-	$-	$-	-
Net Profit	-	-	-	22,514	22,514
Adjustments at December 31, 2007	-	$-	$-	$22,514	$22,514
Net Loss	-	-	-	141,836	141,836
Adjustments at December 31, 2008	-	$-	$-	$164,350	$164,350

As Restated

Balance at December 31, 2006	3,013	$30	$1,117,603	$(713,305)	404,328
Common Stock Issued for Cash	189	2	769,998	-	770,000
Common Stock Issued for Conversion of Debt	75	1	299,999		300,000
Net Profit	-	-	-	42,348	42,348
Balance at December 31, 2007	3,277	$33	$2,187,600	$(670,957)	$1,516,676
Common Stock Issued for Cash	56	-	313,500	-	313,500
Common Stock Issued for Services	65	1	391,789	-	391,790
Common Stock Issued for Cash for the Exercise of Warrants	12	-	460	-	460
Net Loss	-	-	-	(1,356,637)	(1,356,637)
Balance at December 31, 2008	3,410	$34	$2,893,349	$(2,027,594)	$865,789

BIO-QUANT, INC.
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2008 AND 2007
RESTATED

Restatement Adjustments:

(A)  Reflects the restatement of the derivative liability and expense associated with warrants issued as part of a common stock issuance. The warrants are treated as equity.

(B)  Reflects the write-off of prepaid expenses determined to have no benefit to future periods.

(C)  Reflects the write-off of a sublease deposit which has been determined to have no benefit in future periods.

(D)  To adjust the accrued expenses for earned but not paid compensation and other accruals.